UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020

KORN FERRY

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 2600

Los Angeles, California 90067

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	KFY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

In light of the ongoing impact of the coronavirus (COVID-19) pandemic, Korn Ferry (the “Company,” “our,” or “we”) is relying on the Securities and Exchange Commission’s (the “SEC”) March 25, 2020 “Order Under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies,” Release No. 34-88465 (the “Order”) to delay the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2020 (“Annual Report”).

Similar to the majority of companies across the globe, the COVID-19 pandemic continues to impact the Company in many unprecedented ways. To respond to both health and safety concerns and applicable governmental orders, the Company imposed a range of travel restrictions, office closures, social distancing measures, and remote working policies to maintain its operations while prioritizing the safety of its employees and customers. These measures have and are expected to continue to result in operational challenges and disruptions, including to the Company’s customary year-end processes and interactions with and between its accounting personnel, external auditors, and others responsible for or contributing to the preparation of its Annual Report. The Company does not currently know when these measures will be eased or further modified. In response to these and other developments related to the pandemic, as well as the continually changing regulatory landscape, consistent with the Order, the Company expects to file the Annual Report on or before July 15, 2020.

The Company is also supplementing the risk factors previously disclosed in its most recent periodic reports filed with the SEC with the following risk factor:

The global COVID-19 pandemic has been negatively impacting our operations and financial performance, as well as the operations and financial performance of many of the clients in the industries we serve. The ultimate magnitude of this impact will depend on a variety of factors, including the duration of the impact, restrictions and operational requirements that apply to our business and the businesses of our clients, and the state of the global economy as a result of the pandemic, all of which are unknowable at this time.

In December 2019, COVID-19 was reported to have surfaced in Wuhan, China. Since then, COVID-19 has spread across the globe, including all or most of the countries in which we and our clients operate. The COVID-19 pandemic has caused, and is expected to continue to cause, a global slowdown in economic activity, a decrease in demand for a broad variety of goods and services, disruptions in global supply chains, and significant volatility and disruption of financial markets. Because the severity, magnitude and duration of the pandemic and its economic consequences are uncertain, vary by region, rapidly changing and difficult to predict, its full impact on our operations and financial performance, as well as its impact on our near-term ability to successfully execute our strategic objectives, remains similarly uncertain and difficult to predict. Further, the pandemic’s ultimate impact depends in part on many factors not within our control and which may vary by region (heightening the uncertainty as to the ultimate impact COVID-19 may have on our operations and financial performance), including (1) restrictive governmental and business actions that have been and continue to be taken in response (including travel restrictions, work from home requirements, and other workforce limitations), (2) economic stimulus, funding and relief programs and other governmental economic responses, (3) the effectiveness of governmental actions, (4) economic uncertainty in key global markets and financial market volatility, (5) levels of economic contraction or growth, (6) the impact of the pandemic on health and safety, (7) the pace of recovery if and when the pandemic subsides, and (8) whether there is a recurrence of the pandemic if and when economies begin to open up and the restrictive governmental and business actions referred to above are relaxed.

Further, the COVID-19 pandemic has subjected our operations and financial performance to a number of risks, including those discussed below:

•	Operations-related risks: Across our business, we are facing increased operational challenges including a heightened need to protect employee health and safety, office shutdowns, workplace disruptions, and restrictions on the movement of people, both at our own offices and at those of our clients and our suppliers. We are also experiencing, and expect to continue experiencing, lower demand and volume for products and services, client requests for engagement deferrals or other contract modifications, and other factors related directly and indirectly to the pandemic that adversely impact our businesses. We expect that the longer the period of economic disruption continues, the more severe the negative impact will be on our operations and financial performance.

•	Client-related risks: Our clients have been and will be disrupted by quarantines and restrictions on employees’ ability to work, and office closures. Such disruptions have and may continue to restrict our ability to provide products and services to our clients and have also and may continue to reduce demand for our products and services. In addition, the pandemic has adversely affected the global economy and the economies and financial markets of many countries, which may result in further economic downturn that could affect demand for our products and services and impact our operations.

•	Employee-related risks: We have experienced and will continue to experience disruptions to our operations resulting from quarantines, self-isolations, and other movement and restrictions on the ability of our employees to perform their jobs that may impact our ability to deliver our products and services in a timely manner or meet milestones or customer commitments.

•	Liquidity- and funding-related risks: While we have significant sources of cash and liquidity and access to a committed revolving credit line, a prolonged period of generating lower revenue could adversely affect our cash flow and liquidity. Conditions in the financial and credit markets may also limit our ability to draw on our revolving credit line, as well as the availability of additional funding or increase the cost of funding, if it were to become necessary.

As the COVID-19 pandemic continues to negatively impact our operations, it may also have the effect of heightening many of the other risks described in the Risk Factor section of our periodic filings. Further, the pandemic may also affect our operations and financial results in a manner that is not presently known to us or that we currently do not expect.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “will,” “likely,” “estimates,” “potential,” “continue” or other similar words or phrases. Such forward-looking statements include statements regarding the impacts of the COVID-19 pandemic on our business, employees and customers. Many factors could affect the impact of the COVID-19 pandemic, and variances from the Company’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements. A discussion of these and other risks and uncertainties that could cause the Company’s actual results to differ materially from these forward-looking statements is included in the documents that the Company files with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. These forward-looking statements speak only as of the date of this report, and the Company does not undertake any obligation to revise or update such statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN FERRY
(Registrant)

Date: May 11, 2020	/s/ Robert P. Rozek
(Signature)
	Name:	Robert P. Rozek
	Title:	Executive Vice President, Chief Financial Officer and Chief Corporate Officer